Exhibit 99.1

 16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document Pg 1 of 16

 16-12220-smb Doc 439 FiledEntity Name: International Shipholding Corporation (Consolidating)12/15/16 Entered 12/15/16 16:44:36 Main Document  CPg 2 of 1  6  Monthly Operating Report - Southern District of New YorkSchedule of Cash Receipts & Disbursements  Reporting Period: November-16  Debtor Name  Account #  Beginning Balance Third Party  Intercompany  Deposits per Bank  Net Deposits in  Total Cash  Intercompany  Third Party  Disbursements per Net Outstanding Total Cash  FX Gain/(Loss)  Ending Book  (Last 4 digits)  Deposits  Deposits  Statement  Transit  Receipts  Disbursements  Disbursements  Bank Statement  Checks  Disbursements  Balance  International Shipholding Corporation  2907  $  965.50  $  -  $  2,000.00  $  2,000.00  $  -  $  2,000.00  $  1,957.98  $  1,957.98  $  -  $  1,957.98  $  -  $  1,007.52  International Shipholding Corporation  1639  10,007.40  -  -  -  -  -  -  -  -  -  -  -  10,007.40  International Shipholding Corporation  1314  9,887.58  -  145,000.00  145,000.00  -  145,000.00  35,000.00  109,356.71  144,356.71  -  144,356.71  -  10,530.87  International Shipholding Corporation  4643  8,945,289.53  614,355.43  11,217,285.55  11,831,640.98  -  11,831,640.98  2,055,285.55  14,502,902.33  16,558,187.88  596,672.41  17,154,860.29  -  3,622,070.22  International Shipholding Corporation  6001  1,277.50  -  -  -  -  -  -  75.00  75.00  -  75.00  -  1,202.50  International Shipholding Corporation  8174  19,536.91  -  -  -  -  -  -  1,233.07  1,233.07  -  1,233.07  -  18,303.84  International Shipholding Corporation  9131  24,408.34  1.00  -  1.00  -  1.00  -  -  -  -  -  -  24,409.34  International Shipholding Corporation  3120  1,052,561.82  133.78  -  133.78  -  133.78  -  -  -  -  -  -  1,052,695.60  N.W. Johnson & Co. Inc  8364  11,688.90  152,366.23  -  152,366.23  -  152,366.23  -  -  -  -  -  -  164,055.13  Coastal Carriers, Inc.  4547  11,529.34  -  -  -  -  -  -  -  -  -  -  -  11,529.34  U.S. United Ocean Services, LLC  1715  8,402.03  238.48  10,000.00  10,238.48  -  10,238.48  872.92  10,063.89  10,936.81  -  10,936.81  -  7,703.70  U.S. United Ocean Services, LLC  3712  (3.58)  -  872.92  872.92  -  872.92  -  872.92  872.92  -  872.92  -  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  4,116,236.21  4,116,236.21  -  4,116,236.21  4,115,000.00  1,236.21  4,116,236.21  -  4,116,236.21  -  -  U.S. United Ocean Services, LLC  2260  507,862.36  4,036,675.69  -  4,036,675.69  -  4,036,675.69  4,116,236.21  -  4,116,236.21  -  4,116,236.21  -  428,301.84  U.S. United Ocean Services, LLC  1715  -  -  -  -  -  -  -  -  -  -  -  -  -  Frascati Shops, Inc.  9623  81,889.18  15,074.56  -  15,074.56  -  15,074.56  -  -  -  -  -  -  96,963.74  Frascati Shops, Inc.  8552  59,544.35  188,525.76  -  188,525.76  -  188,525.76  200,000.00  3,830.30  203,830.30  -  203,830.30  -  44,239.81  Waterman Steamship Corporation  9031  5,103.16  -  -  -  -  -  4,010.00  -  4,010.00  -  4,010.00  -  1,093.16  Waterman Steamship Corporation  9058  10,539.25  -  62,000.00  62,000.00  -  62,000.00  -  72,947.87  72,947.87  (1,427.37)  71,520.50  -  1,018.75  Waterman Steamship Corporation  9066  7,192.18  -  205,000.00  205,000.00  -  205,000.00  45,000.00  160,777.11  205,777.11  1,776.00  207,553.11  -  4,639.07  Waterman Steamship Corporation  3208  (308.22)  -  10.00  10.00  -  10.00  -  10.00  10.00  (298.22)  (288.22)  -  (10.00)  Waterman Steamship Corporation  2043  8,705.97  1,089,939.40  110,000.00  1,199,939.40  -  1,199,939.40  1,040,000.00  145,395.09  1,185,395.09  -  1,185,395.09  -  23,250.28  Waterman Steamship Corporation  1129  366,896.17  1,714,814.59  -  1,714,814.59  -  1,714,814.59  1,290,000.00  -  1,290,000.00  -  1,290,000.00  -  791,710.76  Waterman Steamship Corporation  8703  85,000.00  -  -  -  -  -  -  -  -  -  -  -  85,000.00  Waterman Steamship Corporation  2043-004  -  -  -  -  -  -  -  -  -  -  -  -  -  Sulphur Carriers, Inc.  1276  2,842.54  -  225,000.00  225,000.00  -  225,000.00  -  217,231.14  217,231.14  -  217,231.14  -  10,611.40  Sulphur Carriers, Inc.  1110  10,257.59  -  367,772.57  367,772.57  -  367,772.57  2,772.57  365,909.78  368,682.35  (3,495.49)  365,186.86  -  12,843.30  Sulphur Carriers, Inc.  1102  10,798.89  14,114.64  305,000.00  319,114.64  -  319,114.64  20,000.00  289,320.44  309,320.44  -  309,320.44  -  20,593.09  LMS Shipmanagement, Inc.  1292  10,583.93  -  50,000.00  50,000.00  -  50,000.00  -  52,902.41  52,902.41  -  52,902.41  -  7,681.52  LMS Shipmanagement, Inc.  7395  2,170.21  -  10,000.00  10,000.00  -  10,000.00  -  5,164.00  5,164.00  -  5,164.00  -  7,006.21  LMS Shipmanagement, Inc.  1099  30,425.63  223.89  -  223.89  -  223.89  -  620.30  620.30  -  620.30  -  30,029.22  Central Gulf Lines, Inc.  0586  1,000.00  -  -  -  -  -  -  -  -  -  -  -  1,000.00  Central Gulf Lines, Inc.  0997  200,000.26  759,565.45  640,727.00  1,400,292.45  -  1,400,292.45  1,105,257.00  295,035.00  1,400,292.00  -  1,400,292.00  -  200,000.71  Central Gulf Lines, Inc.  6645  7,712.61  -  15,000.00  15,000.00  -  15,000.00  -  12,525.83  12,525.83  6,284.69  18,810.52  -  3,902.09  Central Gulf Lines, Inc.  1005  7,423.98  -  325,000.00  325,000.00  -  325,000.00  -  294,484.08  294,484.08  4,983.62  299,467.70  -  32,956.28  Central Gulf Lines, Inc.  1021  11,874.34  -  235,000.00  235,000.00  -  235,000.00  -  238,203.50  238,203.50  -  238,203.50  -  8,670.84  Central Gulf Lines, Inc.  0998  29,034.00  2,446,857.06  -  2,446,857.06  -  2,446,857.06  1,325,000.00  -  1,325,000.00  -  1,325,000.00  -  1,150,891.06  Central Gulf Lines, Inc.  1013  9,865.71  -  480,000.00  480,000.00  -  480,000.00  -  475,486.99  475,486.99  -  475,486.99  -  14,378.72  Central Gulf Lines, Inc.  8844  3,032.60  571,015.44  -  571,015.44  -  571,015.44  275,000.00  -  275,000.00  -  275,000.00  -  299,048.04  Central Gulf Lines, Inc.  3652  592,306.35  566,882.83  -  566,882.83  -  566,882.83  -  -  -  -  -  -  1,159,189.18  Central Gulf Lines, Inc.  3660  339,580.00  -  -  -  -  -  -  -  -  -  -  -  339,580.00  Central Gulf Lines, Inc.  0997-004  194,399.00  -  575,257.00  575,257.00  -  575,257.00  595,727.00  -  595,727.00  -  595,727.00  -  173,929.00  Enterprise Ship Company, Inc.  1064  20,644.67  -  -  -  -  -  -  -  -  -  -  -  20,644.67  LCI Shipholdings, Inc.  2027  11,808.92  113,531.26  -  113,531.26  -  113,531.26  92,000.00  -  92,000.00  -  92,000.00  -  33,340.18  LCI Shipholdings, Inc.  1080  11,882.57  466,747.72  -  466,747.72  -  466,747.72  465,000.00  -  465,000.00  -  465,000.00  -  13,630.29  LCI Shipholdings, Inc.  6001  4,045.85  -  -  -  -  -  -  75.00  75.00  -  75.00  -  3,970.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  -  -  -  -  -  -  -  -  -  7,521.35  LCI Shipholdings, Inc.  2027-004  -  -  -  -  -  -  -  -  -  -  -  -  -  LCI Shipholdings, Inc.  0947  42,874.75  5.27  -  5.27  -  5.27  -  -  -  -  -  -  42,880.02  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  -  -  -  -  -  -  -  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  -  -  -  -  -  -  -  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  18,348.88  844,590.11  -  844,590.11  -  844,590.11  830,000.00  50.00  830,050.00  -  830,050.00  -  32,888.99  Marco Shipping Company (PTE) Ltd  5002  5,140.47  1,378.27  -  1,378.27  -  1,378.27  -  1,173.49  1,173.49  -  1,173.49  (120.56)  5,224.69  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  -  -  -  -  -  -  -  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,727.28  53.41  -  53.41  -  53.41  -  -  -  -  -  (134.80)  5,645.89  Gulf South Shipping PTE Ltd  3659  507,789.57  1,106,839.91  -  1,106,839.91  -  1,106,839.91  1,485,000.00  -  1,485,000.00  -  1,485,000.00  -  129,629.48  Total  $  13,362,780.22  $  14,703,930.18  $  19,097,161.25  $  33,801,091.43  $  -  $  33,801,091.43  $  19,097,161.25  $  17,258,840.44  $  36,356,001.69  $  604,495.64  $  36,960,497.33  $  (255.36)  $  10,203,118.96  MOR-1Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document Pg 3 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)**
**Reporting Period: November-16**

| Debtor Name | Bank Account # (Last 4 Digits) [4] | Bank Balance | Deposits in Transit | Checks Outstanding [1] | Book Balance | Notes/ Comments |
|---|---|---|---|---|---|---|
| International Shipholding Corporation | 2907 | $ 1,007.52 | $ - | $ - | $ 1,007.52 | |
| International Shipholding Corporation | 1639 | 10,007.40 | - | - | 10,007.40 | |
| International Shipholding Corporation | 1314 | 10,530.87 | - | - | 10,530.87 | |
| International Shipholding Corporation | 4643 | 4,666,066.80 | - | (1,043,996.58) | 3,622,070.22 | |
| International Shipholding Corporation | 6001 | 1,202.50 | - | - | 1,202.50 | |
| International Shipholding Corporation | 8174 | 18,303.84 | - | - | 18,303.84 | |
| International Shipholding Corporation | 9131 | 24,408.34 | - | - | 24,408.34 | |
| International Shipholding Corporation [3] | 3120 | 1,052,695.60 | - | - | 1,052,695.60 | Restricted Cash |
| N.W. Johnson & Co. Inc | 8364 | 164,055.13 | - | - | 164,055.13 | |
| Coastal Carriers, Inc. | 4547 | 11,529.34 | - | - | 11,529.34 | |
| U.S. United Ocean Services, LLC | 1715 | 7,703.70 | - | - | 7,703.70 | |
| U.S. United Ocean Services, LLC | 3712 | - | - | (3.58) | (3.58) | |
| U.S. United Ocean Services, LLC | 1468 | - | - | - | - | |
| U.S. United Ocean Services, LLC | 2260 | 428,301.84 | - | - | 428,301.84 | |
| U.S. United Ocean Services, LLC [2] | 1715 | - | - | - | - | |
| Frascati Shops, Inc. | 9623 | 96,963.74 | - | - | 96,963.74 | |
| Frascati Shops, Inc. | 8552 | 44,239.81 | - | - | 44,239.81 | |
| Waterman Steamship Corporation | 9031 | 1,205.16 | - | (112.00) | 1,093.16 | |
| Waterman Steamship Corporation | 9058 | 1,122.35 | - | (103.60) | 1,018.75 | |
| Waterman Steamship Corporation | 9066 | 6,739.07 | - | (2,100.00) | 4,639.07 | |
| Waterman Steamship Corporation | 3208 | (10.00) | - | - | (10.00) | |
| Waterman Steamship Corporation | 2043 | 23,250.28 | - | - | 23,250.28 | |
| Waterman Steamship Corporation | 1129 | 791,710.76 | - | - | 791,710.76 | |
| Waterman Steamship Corporation | 8703 | 85,000.00 | - | - | 85,000.00 | |
| Waterman Steamship Corporation [2] | 2043-004 | - | - | - | - | |
| Sulphur Carriers, Inc. | 1276 | 10,611.40 | - | - | 10,611.40 | |
| Sulphur Carriers, Inc. | 1110 | 13,128.30 | - | (285.00) | 12,843.30 | |
| Sulphur Carriers, Inc. | 1102 | 20,593.09 | - | - | 20,593.09 | |
| LMS Shipmanagement, Inc. | 1292 | 7,681.52 | - | - | 7,681.52 | |
| LMS Shipmanagement, Inc. | 7395 | 7,006.21 | - | - | 7,006.21 | |
| LMS Shipmanagement, Inc. | 1099 | 30,029.22 | - | - | 30,029.22 | |
| Central Gulf Lines, Inc. | 0586 | 1,000.00 | - | - | 1,000.00 | |
| Central Gulf Lines, Inc. | 0997 | 200,000.71 | - | - | 200,000.71 | |
| Central Gulf Lines, Inc. | 6645 | 10,186.78 | - | (6,284.69) | 3,902.09 | |
| Central Gulf Lines, Inc. | 1005 | 45,688.70 | - | (12,732.42) | 32,956.28 | |
| Central Gulf Lines, Inc. | 1021 | 10,170.84 | - | (1,500.00) | 8,670.84 | |

MOR-1 (Cont.)
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document Pg 4 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)**
**Reporting Period: November-16**

| Debtor Name | Bank Account # (Last 4 Digits) [4] | Bank Balance | Deposits in Transit | Checks Outstanding [1] | Book Balance | Notes/ Comments |
|---|---|---|---|---|---|---|
| Central Gulf Lines, Inc. | 0998 | 1,150,891.06 | - | - | 1,150,891.06 | |
| Central Gulf Lines, Inc. | 1013 | 14,386.07 | - | (7.35) | 14,378.72 | |
| Central Gulf Lines, Inc. | 8844 | 299,048.04 | - | - | 299,048.04 | |
| Central Gulf Lines, Inc. | 3652 | 1,159,189.18 | - | - | 1,159,189.18 | |
| Central Gulf Lines, Inc. | 3660 | 339,580.00 | - | - | 339,580.00 | Restricted Cash |
| Central Gulf Lines, Inc.[5] | 0997-004 | 173,929.00 | - | - | 173,929.00 | |
| Enterprise Ship Company, Inc. | 1064 | 20,644.67 | - | - | 20,644.67 | |
| LCI Shipholdings, Inc. | 2027 | 33,340.18 | - | - | 33,340.18 | |
| LCI Shipholdings, Inc. | 1080 | 13,630.29 | - | - | 13,630.29 | |
| LCI Shipholdings, Inc. | 6001 | 3,970.85 | - | - | 3,970.85 | |
| LCI Shipholdings, Inc. | 9099 | 7,521.35 | - | - | 7,521.35 | |
| LCI Shipholdings, Inc.[2] | 2027-004 | - | - | - | - | |
| LCI Shipholdings, Inc. | 0947 | 42,880.02 | - | - | 42,880.02 | |
| Dry Bulk Australia Ltd. | 1731 | 13,060.35 | - | - | 13,060.35 | |
| Dry Bulk Americas Ltd. | 1027 | 12,141.61 | - | - | 12,141.61 | |
| Marco Shipping Company (PTE) Ltd | 5001 | 32,888.99 | - | - | 32,888.99 | |
| Marco Shipping Company (PTE) Ltd | 5002 | 5,224.69 | - | - | 5,224.69 | |
| Gulf South Shipping PTE Ltd | 4001 | 10,510.64 | - | - | 10,510.64 | |
| Gulf South Shipping PTE Ltd | 4002 | 5,646.89 | - | - | 5,646.89 | |
| Gulf South Shipping PTE Ltd | 3659 | 129,629.48 | - | - | 129,629.48 | |
| **Total** | | **$ 11,270,244.18** | **$ -** | **$ (1,067,125.22)** | **$ 10,203,118.96** | |

[1] Outstanding check listing can be provided at request.

[2] The Debtors did not receive statements from the bank in these overnight sweep accounts because the balance remains zero in November.

[3] The bank balance reflects the balance from the October statement, which the Debtors believe remains accurate except for an immaterial amount of interest earned on the funds which was the only activity in this account each month.

[4] The Debtors have not included copies of the bank statements due to the voluminous nature of such documents. Copies will be provided upon request.

[5] The Debtors did not receive a statement from the bank for this overnight sweep account. Per review of the corresponding bank statement, $173,929 was swept overnight on 11/30.

MOR-1 (Cont.)
Page 2

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document Pg 5 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**MOR-1 Addendum: Disbursement Totals by Debtor**
**Reporting Period: November-16**

| Debtor Name | Account # | Total cash disbursements per MOR-1 (w/ Interco) | Total cash disbursements per MOR-1 (w/o Interco) |
|---|---|---|---|
| International Shipholding Corporation (16-12220) Total | | $ 17,302,483.05 | $ 15,212,197.50 |
| N.W. Johnson & Co. Inc (16-12218) Total | | - | - |
| Coastal Carriers, Inc. (16-12222) Total | | - | - |
| U.S. United Ocean Services, LLC (16-12235) Total | | 8,244,282.15 | 12,173.02 |
| Frascati Shops, Inc. (16-12226) Total | | 203,830.30 | 3,830.30 |
| Waterman Steamship Corporation (16-12219) Total | | 2,758,190.48 | 379,180.48 |
| Sulphur Carriers, Inc. (16-12233) Total | | 891,738.44 | 868,965.87 |
| LMS Shipmanagement, Inc. (16-12229) Total | | 58,686.71 | 58,686.71 |
| Central Gulf Lines, Inc. (16-12221) Total | | 4,627,987.71 | 1,327,003.71 |
| Enterprise Ship Company, Inc. (16-12225) Total | | - | - |
| LCI Shipholdings, Inc. (16-12228) Total | | 557,075.00 | 75.00 |
| Dry Bulk Australia Ltd. (16-12224) Total | | - | - |
| Dry Bulk Americas Ltd. (16-12223) Total | | - | - |
| Marco Shipping Company (PTE) Ltd (16-12231) Total | | 831,223.49 | 1,223.49 |
| Gulf South Shipping PTE Ltd (16-12227) Total | | 1,485,000.00 | - |
| Grand Total | | $ 36,960,497.33 | $ 17,863,336.08 |

MOR-1 Addendum
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 6 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Statement of Operations (Income Statement)**
**Reporting Period: November-16**

| Statement Line Item | | Month Amount | | Cumulative - Filing To Date |
|---|---|---|---|---|
| **REVENUE** | | | | |
| Gross Revenues | $ | 16,571,405.70 | $ | 60,245,511.46 |
| | | | | |
| **OPERATING EXPENSES** | | | | |
| Voyage Expenses | | 12,432,671.22 | | 46,762,431.53 |
| Amortization Expense | | 734,112.00 | | 2,900,965.00 |
| Depreciation Expense | | 1,273,704.15 | | 5,122,515.95 |
| Administrative and General Expenses | | 932,172.84 | | 4,127,982.75 |
| Net Profit (Loss) Before Other Income & Expenses | $ | 1,198,745.49 | $ | 1,331,616.23 |
| | | | | |
| **OTHER INCOME AND EXPENSES** | | | | |
| Interest Expense | | 959,927.28 | | 4,228,643.66 |
| Interest Income | | (143.29) | | (1,354.74) |
| Income from Consolidated Subsidiaries | | (112,370.23) | | (1,443,723.43) |
| Net Profit (Loss) Before Reorganization Items | $ | 351,331.73 | $ | (1,451,949.26) |
| | | | | |
| **REORGANIZATION ITEMS** | | | | |
| Professional Fees | | 2,787,454.93 | | 7,644,437.72 |
| U. S. Trustee Quarterly Fees | | - | | 118,575.00 |
| Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2 Other Schedule tab) | | - | | - |
| Gain from Sale of Equipment | | - | | (39,999.00) |
| Other Reorganization Expenses (See MOR-2 Other Schedule tab) | | - | | - |
| Income Taxes | | - | | 12,250.00 |
| Net Profit (Loss) | $ | **(2,436,123.20)** | $ | **(9,187,212.98)** |

**MOR-2**
**Page 1**

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 7 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Balance Sheet**
**Reporting Period: November-16**

| Category | | Book Value At End Of Current Reporting Month | | Book Value At End Of Prior Reporting Month | | Book Value On Petition Date Or Scheduled |
|---|---|---|---|---|---|---|
| **Current Assets** | | | | | | |
| Cash on Hand | $ | 472,191.55 | $ | 334,675.46 | $ | 332,340.90 |
| Unrestricted Cash and Equivalents | | 8,810,843.36 | | 11,970,638.40 | | 4,067,480.98 |
| Restricted Cash and Cash Equivalents (See MOR-3 Other Sch) | | 1,392,275.60 | | 1,392,141.82 | | 1,997,025.04 |
| Trade Accounts Receivable (Net) | | 9,537,159.27 | | 8,942,926.87 | | 8,620,036.00 |
| Unbilled Accounts Receivable (Net) | | 12,031,300.80 | | 8,469,824.83 | | 10,099,426.00 |
| Notes Receivable | | - | | - | | - |
| Inventories | | 5,960,412.97 | | 6,173,266.72 | | 6,119,445.33 |
| Prepaid Expenses | | 4,706,299.74 | | 4,396,127.31 | | 2,892,687.98 |
| Professional Retainers | | 235,078.00 | | 235,078.00 | | 235,078.00 |
| Other Current Assets (See MOR-3 Other Sch) | | - | | - | | - |
| **Property & Equipment** | | | | | | |
| Real Property and Improvements | | 2,419,781.27 | | 2,419,781.27 | | 2,707,867.22 |
| Machinery and Equipment | | 214,502,882.29 | | 215,086,640.29 | | 217,456,370.74 |
| Furniture, Fixtures and Office Equipment | | 4,687,285.29 | | 4,687,285.29 | | 4,103,934.83 |
| Accumulated Depreciation | | (38,623,271.39) | | (37,349,567.24) | | (33,500,755.44) |
| Other Assets (See MOR-3 Other Sch) | | 35,448,131.51 | | 35,575,905.88 | | 35,124,339.05 |
| **Total Assets** | $ | **261,580,370.26** | $ | **262,334,724.90** | $ | **260,255,276.63** |
| | | | | | | |
| **Liabilities Not Subject To Compromise (Post-Petition)** | | | | | | |
| Accounts Payable | $ | 3,313,443.20 | $ | 3,124,487.44 | $ | - |
| Taxes Payable | | 189,764.05 | | 197,717.44 | | - |
| Accrued Expenses- Crew Payable | | 2,836,501.35 | | 3,350,694.00 | | - |
| Accrued Expenses- Professional Fees | | 5,000,414.00 | | 2,700,000.00 | | - |
| Accrued Expenses | | 10,299,360.39 | | 8,115,479.00 | | - |
| Billings in Excess of Cost | | 2,100,983.14 | | 2,157,621.40 | | - |
| Debtor in Possession Financing | | 18,100,000.00 | | 18,100,000.00 | | - |
| Other Post-Petition Liabilities (See MOR-3 Other Sch) | | - | | - | | - |
| **Total Post-Petition Liabilities** | $ | **41,840,466.13** | $ | **37,745,999.28** | $ | - |
| | | | | | | |
| **Liabilities Subject to Compromise (Pre-Petition)** | | | | | | |
| Secured Debt | $ | 107,149,072.06 | $ | 107,199,072.74 | $ | 110,189,774.35 |
| Priority Debt | | 1,088,085.69 | | 1,107,117.00 | | 2,980,642.00 |
| Unsecured Debt | | 40,995,142.51 | | 43,627,000.50 | | 66,052,919.48 |
| Other Pre-Petition Liabilities (See MOR-3 Other Sch) | | 11,411,713.36 | | 11,196,223.00 | | 12,978,934.00 |
| **Total Pre-Petition Liabilities** | $ | **160,644,013.62** | $ | **163,129,413.24** | $ | **192,202,269.83** |
| **Owner's Equity** | | | | | | |
| Capital Stock | $ | 9,428,688.77 | $ | 9,424,955.13 | $ | 9,413,754.21 |
| Additional Paid-In Capital | | 141,846,851.13 | | 141,833,797.08 | | 141,794,639.63 |
| Partners' Capital Account | | - | | - | | - |
| Owner's Equity Account | | (37,012,337.81) | | (37,068,251.45) | | (37,175,288.44) |
| Retained Earnings - Pre-Petition | | (45,980,098.60) | | (45,980,098.60) | | (45,980,098.60) |
| Retained Earnings - Post-Petition | | (9,187,212.98) | | (6,751,089.78) | | - |
| **Total Equity** | $ | **59,095,890.51** | $ | **61,459,312.38** | $ | **68,053,006.80** |
| **Total Liabilities and Owner's Equity** | $ | **261,580,370.26** | $ | **262,334,724.90** | $ | **260,255,276.63** |

MOR-3
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 8 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Balance Sheet - Other Schedule**
**Reporting Period: November-16**

| Category | | Book Value At End Of Current Reporting Month | | Book Value At End Of Prior Reporting Month | | Book Value On Petition Date | Notes/ Comments |
|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | |
| Other Assets | $ | 2,606,712.71 | $ | 2,406,557.81 | $ | 2,528,749.06 | LT deposits |
| Other Assets | | (3,685,773.22) | | (3,252,243.62) | | (2,575,674.66) | Due (to) from affiliates, net |
| Other Assets | | 36,439,183.35 | | 36,326,813.12 | | 35,056,196.42 | Investment in subsidiaries |
| Other Assets | | 88,008.67 | | 94,778.57 | | 115,068.23 | LT deferred charge related to TECO contract |
| **Total Other Assets** | **$** | **35,448,131.51** | **$** | **35,575,905.88** | **$** | **35,124,339.05** | |
| | | | | | | | |
| **Liabilities** | | | | | | | |
| Liabilities Not Subject To Compromise (Pre-Petition) | $ | 3,237,131.21 | $ | 2,837,257.00 | $ | 4,071,824.00 | Claims reserve |
| Liabilities Not Subject To Compromise (Pre-Petition) | | 15,551.00 | | 15,315.00 | | 14,607.00 | GAAP SL versus cash on escalating lease payments |
| Liabilities Not Subject To Compromise (Pre-Petition) | | 7,384,629.15 | | 7,644,339.00 | | 8,423,467.00 | Deferred gain - Sulphur and CGL/Green Lake |
| Liabilities Not Subject To Compromise (Pre-Petition) | | (64,103.00) | | (64,103.00) | | (64,103.00) | Deferred tax |
| Liabilities Not Subject To Compromise (Pre-Petition) | | 838,505.00 | | 763,415.00 | | 533,139.00 | PT AMAS dry dock funding for Flores and Sawu |
| **Total Liabilities Not Subject To Compromise (Pre-Petition)** | **$** | **11,411,713.36** | **$** | **11,196,223.00** | **$** | **12,978,934.00** | |

MOR-3b
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document Pg 9 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Status of Post-Petition Taxes**
**Reporting Period: November-16**

| Debtor | Federal/ State & Local | Description | Beginning Tax | Amount Withheld and/or Accrued | Amount Paid | Date Paid[1] | Check # or EFT[1] | Ending Tax | Notes/ Comments |
|---|---|---|---|---|---|---|---|---|---|
| International Shipholding Corporation | Federal | Withholding | $ (47,822.39) | (323,008.08) | 322,844.65 | | | $ (47,985.82) | 941 Tax - Paid In December |
| International Shipholding Corporation | Federal | FICA-Employee | (21,763.62) | (139,767.06) | 143,840.15 | | | (17,690.53) | 941 Tax - Paid In December |
| International Shipholding Corporation | Federal | FICA-Employer | (21,202.62) | (139,170.97) | 142,998.65 | | | (17,374.94) | 941 Tax - Paid In December |
| International Shipholding Corporation | Federal | Unemployment | (10.98) | (11.77) | - | | | (22.75) | FUTA to be Paid January 31, 2017 |
| International Shipholding Corporation | Federal | Income | - | - | - | | | - | |
| International Shipholding Corporation | Federal | Other (Specify) | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Withholding | (17,142.53) | (23,563.72) | 23,276.88 | | | (17,429.37) | November State Withholding paid in December |
| International Shipholding Corporation | State and Local | Sales | (965.15) | (331.93) | 965.15 | | | (331.93) | November Sales and Use Tax to paid December 20th |
| International Shipholding Corporation | State and Local | Excise | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Unemployment | (111.15) | (118.56) | - | | | (229.71) | SUTA to be Paid January 31, 2017 |
| International Shipholding Corporation | State and Local | Real Property | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Personal Property | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Other (Specify) | (88,699.00) | (32,569.89) | 32,569.89 | | | (88,699.00) | Annual report fee, Business License, Delaware Franchise Tax Paid. Only Florida Income Tax is outstanding. Payment will be made in connection with the plan of reorganization. |
| | **Total** | | **$ (197,717.44)** | **$ (658,541.98)** | **$ 666,495.37** | | | **$ (189,764.05)** | |

[1] The Debtors have not included copies of the tax payment receipts due to the voluminous nature of such documents. Copies will be provided upon request.

MOR-4
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 10 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Summary of Unpaid Post-Petition Debts**
**Reporting Period: November-16**

| Debtor Name | Description | Current | Days Past Due: 0-30 | Days Past Due: 31-60 | Days Past Due: 61-90 | Days Past Due: Over 91 | Total | Notes/ Comments |
|---|---|---|---|---|---|---|---|---|
| International Shipholding Corporation | Accounts Payable | $ - | $ 2,326,935.09 | $ 197,342.07 | $ 583,158.85 | $ 206,007.19 | $ 3,313,443.20 | Of the $986,508.11 that is over 30 days old: (i) $701,161.86 is due to one vendor that is being paid in 4 installments beginning in December 2016, (ii) $74,896.22 was paid in early December, and (iii) $88,189.00 should be paid mid-December following final court approval. The remaining amount is expected to be paid later in December. |
| International Shipholding Corporation | Taxes Payable | 50,826.31 | - | - | - | - | 50,826.31 | |
| N.W. Johnsen & Company, Inc. | Taxes Payable | 11,938.30 | - | - | - | - | 11,938.30 | |
| LMS Shipmanagement, Inc. | Taxes Payable | 30,477.81 | - | - | - | - | 30,477.81 | |
| Frascati Shops, Inc. | Taxes Payable | 2,768.83 | - | - | - | - | 2,768.83 | |
| U.S. United Ocean Services, LLC | Taxes Payable | 5,053.80 | - | - | - | - | 5,053.80 | |
| Sulphur Carriers, Inc. | Taxes Payable | 88,699.00 | - | - | - | - | 88,699.00 | |
| | **Total** | **$ 189,764.05** | **$ 2,326,935.09** | **$ 197,342.07** | **$ 583,158.85** | **$ 206,007.19** | **$ 3,503,207.25** | |

**MOR-4b**
**Page 1**

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 11 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Accounts Receivable Reconciliation and Aging**
**Reporting Period: November-16**

| Debtor Name | AR at the beginning of the period | Amount Billed during Period | Amounts Collected during Period | AR at the end of the reporting period | Bad Debts | # Days Past Due: 0-30 | # Days Past Due: 31-60 | # Days Past Due: 61-90 | # Days Past Due: Over 91 | Total |
|---|---|---|---|---|---|---|---|---|---|---|
| International Shipholding Corporation | $ (1,239.60) | $ 100,576.83 | $ 100,034.09 | $ (696.86) | $ - | $ - | $ (38.53) | $ - | $ (658.33) | $ (696.86) |
| Sulphur Carriers, Inc. | 191,477.24 | 1,274,831.77 | 14,114.64 | 1,452,194.37 | - | 1,423,965.07 | 28,229.30 | - | - | 1,452,194.37 |
| Central Gulf Lines, Inc. | 3,373,426.24 | 3,037,384.32 | 2,535,273.70 | 3,875,536.86 | (17,248.64) | 3,602,610.37 | 172,032.16 | 48,044.89 | 70,098.08 | 3,875,536.86 |
| Waterman Steamship Corporation | 2,259,803.32 | 1,982,172.75 | 2,619,625.34 | 1,622,350.73 | - | 1,622,350.73 | - | - | - | 1,622,350.73 |
| N.W. Johnsen & Co. Inc. | 7,948.62 | 179,068.40 | 143,053.73 | 43,963.29 | - | 42,907.15 | - | - | 1,056.14 | 43,963.29 |
| LMS Shipmanagement, Inc. | - | - | - | - | - | - | - | - | - | - |
| U.S. United Ocean Services, LLC | 1,645,601.86 | 5,299,281.72 | 4,790,743.60 | 2,154,139.98 | (10,842.00) | 2,101,201.41 | 52,938.57 | - | 10,842.00 | 2,154,139.98 |
| Frascati Shops, Inc. | 373,640.19 | 125,724.02 | 202,693.31 | 296,670.90 | (14,639.19) | 179,712.95 | 63,168.46 | 15,611.00 | 52,817.68 | 296,670.90 |
| Gulf South Shipping PTE LTD | - | 823,136.67 | 823,136.67 | - | - | - | - | - | - | - |
| LCI Shipholding, Inc. | 91,062.54 | 93,000.00 | 91,062.54 | 93,000.00 | - | 93,000.00 | - | - | - | 93,000.00 |
| Dry Bulk Australia LTD | - | - | - | - | - | - | - | - | - | - |
| Dry Bulk Americas LTD | - | - | - | - | - | - | - | - | - | - |
| Marco Shipping Company (PTE) LTD | 1,001,206.46 | 844,589.85 | 1,845,796.31 | - | - | - | - | - | - | - |
| **Total** | **$ 8,942,926.87** | **$ 13,759,766.33** | **$ 13,165,533.93** | **$ 9,537,159.27** | **$ (42,729.83)** | **$ 9,065,747.68** | **$ 316,329.96** | **$ 63,655.89** | **$ 134,155.57** | **$ 9,537,159.27** |

MOR-5a
Page 1

 16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 12 of 16  Case Number: 16-12220  Monthly Operating Report - Southern District of New YorkTaxes Reconciliation and Aging  Reporting Period: November-16  Debtor Name  # Days Past Due:  # Days Past Due:  # Days Past Due:  # Days Past Due:  Total  0-30  31-60  61-90  Over 91  International Shipholding Corporation  50,826.31  $  -  $  -  $  -  $  50,826.31  N.W. Johnsen & Company, Inc.  11,938.30  -  -  -  11,938.30  LMS Shipmanagement, Inc.  30,477.81  -  -  -  30,477.81  Frascati Shops, Inc.  2,768.83  -  -  -  2,768.83  U.S. United Ocean Services, LLC  5,053.80  -  -  -  5,053.80  Sulphur Carriers, Inc.  88,699.00  -  -  -  88,699.00  Total  $  189,764.05  $  -  $  -  $  -  $  189,764.05  MOR-5b Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 13 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Payments to Insiders**
**Reporting Period: November-16**

| Debtor | Name | Type of Payment | Amount Paid | Total Paid to Date |
|---|---|---|---|---|
| International Shipholding Corporation | Beer, Kenneth H. | Board of Director Fees | $ 11,875.00 | $ 11,875.00 |
| LMS Shipmanagement, Inc. | Caire, Peter J. | Salary | 8,934.02 | 35,736.08 |
| LMS Shipmanagement, Inc. | Caire, Peter J. | Travel Expenses | 447.66 | 849.67 |
| LMS Shipmanagement, Inc. | Cameron, William M. | Salary | 14,010.14 | 56,040.56 |
| LMS Shipmanagement, Inc. | Cameron, William M. | Travel Expenses | 332.64 | 1,101.91 |
| N.W. Johnsen & Co. Inc. | Chambers, Robert T. | Salary | 13,875.82 | 55,503.28 |
| N.W. Johnsen & Co. Inc. | De Benedetto, Daniel T. | Salary | 6,470.98 | 25,883.92 |
| N.W. Johnsen & Co. Inc. | De Benedetto, Daniel T. | Travel Expenses | - | 751.50 |
| International Shipholding Corporation | Estrada, Manuel G. | Salary | 23,825.42 | 95,301.68 |
| International Shipholding Corporation | Estrada, Manuel G. | Travel Expenses | 1,210.40 | 3,846.10 |
| LMS Shipmanagement, Inc. | Grehan, Brooke Y. | Salary | 10,711.44 | 42,845.76 |
| LMS Shipmanagement, Inc. | Grehan, Brooke Y. | Travel Expenses | 1,273.58 | 3,021.64 |
| N.W. Johnsen & Co. Inc. | Hawkins, Nigel J. | Salary | 17,303.76 | 69,215.04 |
| N.W. Johnsen & Co. Inc. | Hawkins, Nigel J. | Travel Expenses | 123.94 | 271.94 |
| International Shipholding Corporation | Higginbotham, James T. | Salary | 13,258.80 | 47,034.30 |
| International Shipholding Corporation | Higginbotham, James T. | Travel Expenses | 614.73 | 2,561.45 |
| International Shipholding Corporation | Johnsen, Erik L. | Salary | 39,250.92 | 157,003.68 |
| International Shipholding Corporation | Johnsen, Erik L. | Travel Expenses | - | 6,517.14 |
| International Shipholding Corporation | Johnsen, Neils M. | Contractor | 10,000.00 | 50,000.00 |
| International Shipholding Corporation | Johnsen, Neils M. | Travel Expenses | 557.51 | 3,144.83 |
| U.S. United Ocean Services, LLC | Johnston, Peter M. | Salary | 18,056.48 | 72,225.92 |
| U.S. United Ocean Services, LLC | Johnston, Peter M. | Travel Expenses | 1,593.64 | 2,954.18 |
| International Shipholding Corporation | Lane, H Merritt | Board of Director Fees | 11,875.00 | 11,875.00 |
| International Shipholding Corporation | Lupberger, Edwin A | Board of Director Fees | 11,875.00 | 11,875.00 |
| International Shipholding Corporation | McNamara, James J | Travel Expenses | - | 127.90 |
| International Shipholding Corporation | McNamara, James J | Board of Director Fees | 11,875.00 | 11,875.00 |
| International Shipholding Corporation | Morrissette, Harris V | Board of Director Fees | 11,875.00 | 11,875.00 |
| International Shipholding Corporation | Nahas, George A. | Salary | 11,068.04 | 44,272.16 |
| International Shipholding Corporation | Nahas, George A. | Travel Expenses | 1,352.91 | 4,812.15 |
| International Shipholding Corporation | Robinson, Thomas L | Board of Director Fees | 11,875.00 | 11,875.00 |
| International Shipholding Corporation | Rosenbohm, Sheila D. | Salary | 13,547.91 | 48,187.77 |
| International Shipholding Corporation | Rosenbohm, Sheila D. | Travel Expenses | 414.06 | 3,534.13 |
| International Shipholding Corporation | Wild, Kevin M. | Salary | 12,398.20 | 49,592.80 |
| International Shipholding Corporation | Wild, Kevin M. | Travel Expenses | 1,063.43 | 6,815.02 |
| International Shipholding Corporation | Wilson, Kevin M. | Salary | 12,375.48 | 49,083.10 |
| International Shipholding Corporation | Wilson, Kevin M. | Travel Expenses | 550.00 | 777.52 |

MOR-6a
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 14 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Payments to Professionals**
**Reporting Period: November-16**

| Debtor | Name | Date of Court Order Authorizing Payment | Amount Approved | Amount Paid | Total Paid to Date | Total Incurred and Unpaid |
|---|---|---|---|---|---|---|
| International Shipholding Corporation | McGlinchey Stafford PLLC | 9/21/2016 | $ - | $ - | $ 198,810.52 | $ - |
| International Shipholding Corporation | Prime Clerk | 8/4/2016 | - | 40,730.70 | 347,338.53 | - |
| International Shipholding Corporation | Alix Partners LLP | 9/21/2016 | - | 9,370.23 | 59,873.49 | - |
| International Shipholding Corporation | Seward & Kissel LLP | 9/21/2016 | - | 91,802.00 | 549,011.92 | - |
| International Shipholding Corporation | Watson Farley & Williams LLP | 9/21/2016 | - | 61,463.51 | 148,419.87 | - |
| International Shipholding Corporation | Milbank | 9/21/2016 | - | 208,766.57 | 805,564.98 | - |
| International Shipholding Corporation | Moore & Van Allen PLLC | 9/21/2016 | - | 65,220.76 | 300,071.28 | - |
| International Shipholding Corporation | Vedder Price PC | 9/21/2016 | - | - | 144,654.38 | - |
| International Shipholding Corporation | Simpson Thacher - Bartlet | 9/21/2016 | - | - | 199,622.00 | - |
| International Shipholding Corporation | Gulf Atlantic Capital Corporation | 9/21/2016 | | 9,687.50 | 38,407.50 | - |
| | | **Total** | **$ -** | **$ 487,041.27** | **$ 2,791,774.47** | **$ -** |

MOR-6b
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 15 of 15
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Post-Petition Status of Secured Notes, Leases Payable**
**Reporting Period: November-16**

| Debtor Name | Name of Creditor | Scheduled Monthly Payment | Amount Paid during Period | Total Unpaid Post-Petition | Notes/ Comments |
|---|---|---|---|---|---|
| International Shipholding Corporation | Regions Bank | $ 190,875.91 | $ 190,875.91 | $ - | Interest |
| International Shipholding Corporation | Regions Bank | 329,902.00 | 329,902.00 | - | Interest |
| International Shipholding Corporation | Debtor in Possession Financing | 178,032.79 | 178,032.79 | - | Interest |
| LCI Shipholding Inc. | Citizens Asset Finance | 66,068.75 | 66,068.75 | - | Interest |
| LCI Shipholding Inc. | Capital One | 14,494.02 | 14,494.02 | - | Interest |
| Central Gulf Lines | DVB Bank | 148,301.16 | - | 449,846.85 | Interest paid quarterly. Paid $434,397.40 on 12/7/16 |
| International Shipholding Corporation | Regions Bank | 50,000.00 | - | 50,000.00 | Adequate Protection Payment - paid 12/1/16 |
| LCI Shipholding Inc. | Capital One | 25,000.00 | - | 25,000.00 | Adequate Protection Payment - paid 12/1/16 |
| LCI Shipholding Inc. | Citizens Asset Finance | 50,000.00 | 50,000.00 | - | Adequate Protection Payment |
| | **Total** | **$ 1,052,674.63** | **$ 829,373.47** | **$ 524,846.85** | |

MOR-6c
Page 1

16-12220-smb Doc 439 Filed 12/15/16 Entered 12/15/16 16:44:36 Main Document
Pg 16 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Debtor Questionnaire**
**Reporting Period: November-16**

| Question # | Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary. | Yes | No |
|---|---|---|---|
| 1 | Have any assets been sold or transferred outside the normal course of business this reporting period? | | X |
| 2 | Have any funds been disbursed from any account other than a debtor in possession account this reporting period? | X | |
| 3 | Is the Debtor delinquent in the timely filing of any post-petition tax returns? | | X |
| 4 | Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? | | X |
| 5 | Is the Debtor delinquent in paying any insurance premium payment? | | X |
| 6 | Have any payments been made on pre-petition liabilities this reporting period? | X | |
| 7 | Are any post petition receivables (accounts, notes or loans) due from related parties? | | X |
| 8 | Are any post petition payroll taxes past due? | | X |
| 9 | Are any post petition State or Federal income taxes past due? | | X |
| 10 | Are any post petition real estate taxes past due? | | X |
| 11 | Are any other post petition taxes past due? | | X |
| 12 | Have any pre-petition taxes been paid during this reporting period? | | X |
| 13 | Are any amounts owed to post petition creditors delinquent? | | X |
| 14 | Are any wage payments past due? | | X |
| 15 | Have any post petition loans been received by the Debtor from any party? | | X |
| 16 | Is the Debtor delinquent in paying any U.S. Trustee fees? | | X |
| 17 | Is the Debtor delinquent with any court ordered payments to attorneys or other professionals? | | X |
| 18 | Have the owners or shareholders received any compensation outside of the normal course of business? | | X |

2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in the ordinary course of business.

6. The Company has made pre-petition payments to critical vendors, lienholders, employees, and insurance providers as permitted in the approved interim motions.

MOR-7
Page 1